UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under § 240.14a-12

The Valspar Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

June 17, 2016

Dear Stockholder:

We recently mailed to you a proxy statement of The Valspar Corporation (“Valspar”). Your support is requested for the proposals to be voted upon at the June 29 special meeting of stockholders. As of the date of this letter your shares of Valspar remain unvoted.

The Valspar board of directors unanimously recommends that stockholders vote “FOR” each of the proposals being submitted to a vote at the Valspar special meeting.

Please Vote Your Valspar Shares Today!

Regardless of the number of shares you own your vote is very important. We encourage all stockholders to have their voices heard. The adoption of the merger agreement and approval of the merger requires the affirmative vote of the holders of a majority of the outstanding shares of Valspar common stock. Failure to vote or a vote to abstain will have the same effect as a vote against the proposal to adopt the merger agreement and approve the merger.

There are three ways to vote your Valspar shares without attending the special meeting in person – each only taking a few moments:

•	By Telephone – Stockholders in the United States can submit their vote by calling the toll-free number indicated on the enclosed vote instruction form; please have your control number located on the enclosed vote instruction form available when calling;

•	By Internet – Stockholders can submit their vote via Internet at www.proxyvote.com; please have the control number located on the enclosed vote instruction form available; or

•	By Mail – Stockholders can vote by mail by signing, dating and returning the enclosed vote instruction form in the postage-paid envelope provided.

To be valid, your vote by telephone or internet must be received by 11:59 p.m. (Eastern Time) on June 28, the day preceding the special meeting.

If you need assistance in voting your shares or have questions regarding the special meeting, please contact Valspar’s proxy solicitor, MacKenzie Partners, Inc., at (800) 322-2885 (toll-free) or (212) 929-5500 (collect), or email at proxy@mackenziepartners.com.

We thank you for your continued support of The Valspar Corporation.

Sincerely,

The Valspar Corporation

If you have questions or need assistance in voting your shares, please contact:

105 Madison Avenue

New York, New York 10016

(212) 929-5500 (Call Collect)

or

Call Toll-Free (800) 322-2885

Email: proxy@mackenziepartners.com

Additional Information and Where to Find it

Valspar has filed with the SEC and sent to its stockholders a definitive proxy statement in connection with the contemplated transactions. The definitive proxy statement contains important information about the contemplated transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE. Investors and security holders may obtain a free copy of the definitive proxy statement and other documents filed with the SEC.

Certain Information Concerning Participants

Valspar and Sherwin-Williams and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Valspar investors and security holders in connection with the contemplated transactions. Information about Valspar’s directors and executive officers is set forth in its proxy statement for its 2016 Annual Meeting of Stockholders and its most recent annual report on Form 10-K.

Information about Sherwin-Williams’ directors and executive officers is set forth in its proxy statement for its 2016 Annual Meeting of Stockholders and its most recent annual report on Form 10-K. These documents may be obtained for free at the SEC’s website at www.sec.gov. Additional information regarding the interests of participants in the solicitation of proxies in connection with the contemplated transactions is included in the definitive proxy statement filed by Valspar with the SEC.

        THE VALSPAR CORPORATION

        ATTN: CORPORATE SECRETARY

        P.O. BOX 1461

        MINNEAPOLIS, MN 55440

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 28, 2016. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 28, 2016. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

STOCKHOLDER MEETING REGISTRATION

To vote and/or attend the meeting, go to the “Register for Meeting” link at www.proxyvote.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E09848-S44659	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

  THE VALSPAR CORPORATION

The Board of Directors recommends you vote FOR proposals 1, 2 and 3:		For	Against	Abstain

1.	A proposal to adopt the Agreement and Plan of Merger, dated as of March 19, 2016 (as it may be amended from time to time, the “merger agreement”), by and among The Valspar Corporation, a Delaware corporation (the “Company”), The Sherwin-Williams Company, an Ohio corporation, and Viking Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Sherwin-Williams (the “merger”).	☐	☐	☐

2.	A proposal to approve, on an advisory (non-binding) basis, certain compensation that may be paid or become payable to the Company’s named executive officers in connection with the merger.	☐	☐	☐

3.	A proposal to approve the adjournment of the special meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to adopt the merger agreement or in the absence of a quorum.	☐	☐	☐

NOTE: If any other matters are properly presented at the special meeting or any adjournment or postponement thereof for consideration, the holders of the proxies will have discretion to vote on these matters in accordance with their best judgment.

For address changes and/or comments, please check this box and write them on the back where indicated.	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Meeting & Proxy Statement are available at www.proxyvote.com.

E09849-S44659

PROXY CARD

THE VALSPAR CORPORATION

SPECIAL MEETING OF STOCKHOLDERS

June 29, 2016

This Proxy is Solicited by the Board of Directors

The undersigned holder of common stock of The Valspar Corporation hereby appoints Jeffrey H. Curler and Gary E. Hendrickson, and each of them, as proxies with full powers of substitution and resubstitution in each, to vote on behalf of the undersigned at the Special Meeting of Stockholders to be held at 1101 South 3rd Street, Minneapolis, Minnesota 55415, on Wednesday, June 29, 2016, at 9:00 a.m. local time and at all postponements and adjournments thereof, as designated on the reverse side of this proxy, the number of shares that the undersigned would be entitled to vote if then personally present, and in their discretion upon such other business as may come before the Special Meeting, including any adjournment or postponement thereof, in accordance with their best judgment.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no instruction is given, shares will be voted (i) “FOR” Proposals 1, 2 and 3 and (ii) in the discretion of the proxy holders upon such other matters as may come before the special meeting, including any adjournment or postponement thereof, in accordance with their best judgment.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Stockholders and the Proxy Statement of the Board of Directors.

(Continued and to be marked, dated and signed, on the other side)

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)